UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2022
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Caribou Biosciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40631	45-3728228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 7th Street, Suite 105 Berkeley, California		94710
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 982-6030
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CRBU	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 15, 2022, Caribou Biosciences, Inc. (the “Company”) appointed Jason V. O’Byrne, its Chief Financial Officer, as the Company’s principal accounting officer.
Mr. O’Byrne’s biographical information is contained under the heading “Executive Officers” in the Company’s 2022 definitive proxy statement on Schedule 14A, which was filed with the U.S. Securities and Exchange Commission on August 11, 2022 (the “2022 Proxy”). There are no arrangements or understandings between Mr. O’Byrne and any other persons pursuant to which he was selected as the Company’s Chief Financial Officer in 2021 or as the Company’s principal accounting officer on December 15, 2022. Mr. O’Byrne has no family relationship with any of the Company’s other executive officers or members of the Company’s Board of Directors. There are no transactions to which the Company is or was a participant in which Mr. O’Byrne has a material interest subject to disclosure pursuant to Item 404(a) of Regulation S-K, other than equity and other compensation, employment, termination, change in control, and other arrangements he has received or is entitled to participate in while serving as Chief Financial Officer of the Company, which are described under the heading “Executive and Director Compensation” in the 2022 Proxy and which remain in effect.
The Company’s Vice President of Finance and Controller, Ryan Fischesser, who was previously serving as the Company’s principal accounting officer, will continue serving as the Company’s Vice President of Finance and Controller but not as the Company’s principal accounting officer, effective as of December 15, 2022. The Board of Directors of the Company determined that, due to the change in the Company’s principal accounting officer, effective December 15, 2022, Ryan Fischesser, the Company’s Vice President of Finance and Controller, is no longer an “officer” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Caribou Biosciences, Inc.

Date:	December 16, 2022	By:	/s/ Rachel E. Haurwitz
Rachel E. Haurwitz President and Chief Executive Officer